UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 28, 2010

Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 795-1800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 28, 2010, pursuant to an Agreement and Plan of Merger dated August 12, 2010, as amended (the “Merger Agreement”), by and among Emergent BioSolutions Inc. (“Emergent”), 35406 LLC, a direct wholly-owned subsidiary of Emergent (the “Final Surviving Entity”), 30333 Inc., an indirect wholly-owned subsidiary of Emergent (“Merger Sub”) and Trubion Pharmaceuticals, Inc. (“Trubion”), Emergent completed its acquisition of Trubion.  Emergent’s acquisition of Trubion was effected by merging Merger Sub into Trubion, then merging Trubion into the Final Surviving Entity, which became a direct wholly owned subsidiary of Emergent (the “Merger”).  As consideration for the Merger and pursuant to the terms of the Merger Agreement, Emergent (i) paid an aggregate of $27.88 million in cash and issued an aggregate of 3,351,817 shares of Emergent common stock and 20,425,554 Contingent Value Rights (“CVRs”) to the holders of common stock of Trubion, and (ii) issued 1,677,827 CVRs to the holders of outstanding options to purchase Trubion common stock, which holders are also entitled to an aggregate in cash of $3.86 million from Trubion.

Holders of CVRs are entitled to receive a pro rata portion of certain contingent payments following the achievement of future development milestones under Trubion’s collaboration agreements with Pfizer Inc. and Abbott Laboratories, as described more fully in the Contingent Value Rights Agreement by and among Emergent, Trubion and Mellon Investor Services, as rights agent, dated August 12, 2010, and filed by the registrant with its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 13, 2010 (the “CVR  Agreement”).

The foregoing descriptions of the transaction, the Merger Agreement and the CVR Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and CVR Agreement which were filed with the SEC on August 13, 2010.

The October 28, 2010 press release announcing Emergent’s acquisition of Trubion is attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)           Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)           Exhibits.

2.1	Agreement and Plan of Merger, dated August 12, 2010 (incorporated by reference to the registrant’s Current Report on Form 8-K filed on August 13, 2010)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated September 29, 2010 (incorporated by reference to the registrant’s Current Report on Form 8-K filed on September 30, 2010)

10.1	Contingent Value Rights Agreement dated as of August 12, 2010 (incorporated by reference to Exhibit 10.1 of Emergent’s Current Report on Form 8-K filed on August 13, 2010)

99.1	Press Release dated October 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2010	EMERGENT BIOSOLUTIONS INC.
By: /s/ Jay G. Reilly Name: Jay G. Reilly Title: General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 12, 2010 (incorporated by reference to the registrant’s Current Report on Form 8-K filed on August 13, 2010)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated September 29, 2010 (incorporated by reference to the registrant’s Current Report on Form 8-K filed on September 30, 2010)

10.1	Contingent Value Rights Agreement dated as of August 12, 2010 (incorporated by reference to Exhibit 10.1 of Emergent’s Current Report on Form 8-K filed on August 13, 2010)

99.1	Press Release dated October 28, 2010